Exhibit 1.1
Limelight Networks, Inc.
Common Stock, Par Value $0.001 Per Share

Underwriting Agreement
                    , 2007
Goldman, Sachs & Co.,
Morgan Stanley & Co. Incorporated,
Jefferies & Company, Inc.,
Piper Jaffray & Co.,
Friedman, Billings, Ramsey & Co., Inc.,
  As representatives of the several Underwriters
    named in Schedule I hereto,
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004
Morgan Stanley & Co. Incorporated,
  As Independent Underwriter
c/o Morgan Stanley & Co. Incorporated
2725 Sand Hill Road, Suite 200
Menlo Park, California 94025
Ladies and Gentlemen:
     Limelight Networks, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of [        ] shares (the “Company Firm Shares”) of the Company’s Common Stock, par value $0.001 per share (the “Stock”), and certain stockholders of the Company named in Schedule II (the “Selling Stockholders”) propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of [        ] shares (the “Selling Stockholder Firm Shares”, and together with the Company Firm Shares, the “Firm Shares”).
     In addition, the Company proposes, subject to the terms and conditions stated herein, at the election of the Underwriters, to sell to the Underwriters up to [        ] additional shares (the “Optional Shares”) of the Company’s Stock (the Firm

Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the “Shares”).
     The Company and the Underwriters, in accordance with the requirements of Rule 2720 (“Rule 2720”) of the National Association of Securities Dealers, Inc. (the “NASD”) and subject to the terms and conditions stated herein, also hereby confirm the engagement of the services of Morgan Stanley & Co. Incorporated (the “Independent Underwriter”) as a “qualified independent underwriter” (“QIU”) within the meaning of Rule 2720(b)(15) in connection with the offering and sale of the Shares.
     1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters and the Independent Underwriter that:
     (i) A registration statement on Form S-1 (File No. 333-141516) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”;

and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”);
     (ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or by the Independent Underwriter expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Items 7 and 11(m) of Form S-1;
     (iii) For the purposes of this Agreement, the “Applicable Time is [    ]:[    ] [    ]m (Eastern time) on the date of this Agreement. The Pricing Prospectus, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule III(a) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or the Independent Underwriter expressly for use therein or by the Selling Stockholder expressly for use in preparation of the answers therein to Items 7 and 11(m) of Form S-1;
     (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or the Independent Underwriter expressly for use therein or by a Selling Stockholder expressly for use in preparation of the answers therein to Items 7 and 11(m) of Form S-1;
     (v) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any change in the capital stock (other than the issuance or grant of securities pursuant to employee benefit plans, stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants, or the issuance of Stock upon conversion of Preferred Stock in accordance with the Certificate of Incorporation of the Company, all as described in the Prospectus) or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, business, properties, consolidated financial condition, stockholders’ equity or consolidated results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”), otherwise than as set forth or contemplated in the Pricing Prospectus;
     (vi) The Company and its subsidiaries do not own any real property. The Company and its subsidiaries have good and marketable title to all material personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; provided, however, that nothing in this subsection shall be deemed to apply to the Company’s Intellectual Property, which such property is covered by Section 1(a)(xxi) hereof; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;
     (vii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, which states are the States of Arizona, California, Florida, Georgia, Illinois, New York, Texas and Virginia, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect; and each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;
     (viii) The authorized capitalization of the Company as of March 31, 2007 was as set forth in the Pricing Prospectus under the “Actual” column under the caption “Capitalization” and after giving effect to the pro forma adjustments set forth in the Pricing Prospectus under the caption “Capitalization” the Company will have an authorized capitalization as set forth in the Pricing Prospectus. All of the outstanding shares of capital stock of the Company have been or, after giving effect to the aforementioned pro forma adjustments, will be duly authorized and validly issued, fully paid and non-assessable and conform in all material respects to the description of the Stock contained in the Pricing Prospectus and Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares and except as otherwise set forth in the Pricing Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;
     (ix) The Selling Stockholder Firm Shares to be sold by the Selling Stockholders to the Underwriters hereunder have been duly authorized and validly issued and are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus; and the Shares to be issued and sold by the Company to the Underwriters hereunder have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;
     (x) The issue and sale of the Shares and the compliance by the Company with this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflict, breach, violation or default as would not reasonably be expected to have a Material Adverse Effect, (ii) result in any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except for such conflict, breach, violation or default as would not reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or under any securities laws of jurisdictions outside of the United States in connection with the purchase and distribution of the Shares by the Underwriters;
     (xi) Neither the Company nor any of its subsidiaries is (a) in violation of its Certificate of Incorporation or Bylaws or (b) in violation of or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except in the case of (b) where any such violation or default would not reasonably be expected to have a Material Adverse Effect;
     (xii) The statements set forth in the Pricing Prospectus and Prospectus under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Stock and under the caption “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein fairly and accurately summarize the matters referred to therein in all material respects;
     (xiii) Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;
     (xiv) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);
     (xv) At the time of filing the Initial Registration Statement the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Act;
     (xvi) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, is an independent registered public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;
     (xvii) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Securities

Exchange Act of 1934, as amended (the “Exchange Act”)) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Except as disclosed in the Pricing Prospectus, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting;
     (xviii) Except as disclosed in the Pricing Prospectus, since the date of the latest audited financial statements included in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;
     (xix) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;
     (xx) The Company and its subsidiaries have filed all material federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, and have paid all taxes shown as due thereon. No deficiencies for taxes of the Company or its subsidiaries have been assessed by a tax authority, and no deficiencies for taxes of the Company or its subsidiaries have, to the Company’s knowledge, been proposed by a tax authority;
     (xxi) Except as set forth in the Pricing Prospectus, the Company and its subsidiaries own, are sufficiently licensed under, or otherwise possess all patents, patent rights, inventions, copyrights, technology and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, internet domain names and trade names (collectively, “Intellectual Property”) currently necessary and employed by them in connection with the business now operated by them. Except as described in the Pricing Prospectus, the Company and its subsidiaries have not received any notice of claim of infringement or misappropriation of, or conflict with, asserted Intellectual Property rights of others, and know of no reasonable basis for any such claim. The Company has taken all reasonable steps necessary to secure interests in Intellectual Property material to the business of the Company as currently or proposed to be conducted and has taken all reasonable steps to secure assignment of such Intellectual Property from its employees and contractors. None of the Intellectual Property employed by the

Company and its subsidiaries has been obtained or is being used by the Company or its subsidiaries in violation of any contractual obligation binding on the Company or its subsidiaries, or, to the Company’s knowledge, any of their officers, directors or employees. To the Company’s knowledge, no person is materially infringing upon or misappropriating any Intellectual Property owned by the Company or its subsidiaries. There are no third parties who have established or, to the Company’s knowledge and except as disclosed in the Preliminary Prospectus or the Prospectus, will be able to establish, ownership rights to any Intellectual Property necessary to the business of the Company and its Subsidiaries, other than ownership rights of Intellectual Property currently licensed to the Company or a subsidiary. The Company and its subsidiaries have taken reasonable measures to prevent the unauthorized dissemination or publication of their confidential information and, to the extent contractually or otherwise required to do so, the confidential information of third parties in their possession;
     (xxii) The financial statements, including the notes thereto, and the supporting schedules included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly in all material respects the financial position as of the dates indicated and the cash flows and results of operations for the periods specified of the Company and its consolidated subsidiaries in the Registration Statement, the Pricing Prospectus and the Prospectus; except as otherwise stated in the Registration Statement, the Pricing Prospectus and the Prospectus, such financial statements have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the supporting schedules, if any, included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly in all material respects the information required to be stated therein. No other financial statements or supporting schedules are required to be included in the Registration Statement. The other financial and statistical information included in the Registration Statement, the Pricing Prospectus and the Prospectus presents fairly in all material respects the information included therein and has been prepared on a basis consistent with that of the financial statements that are included in the Registration Statement, the Pricing Prospectus and the Prospectus and the books and records of the respective entities presented therein;
     (xxiii) There are no off-balance sheet arrangements (as defined in Regulation S-K Item 303(a)(4)(ii)) that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources;
     (xxiv) Since the date as of which information is given in the Pricing Prospectus, and except as may otherwise be disclosed in the Pricing Prospectus, the Company has not (i) issued or granted any securities, other than pursuant to employee benefit plans, stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any material transaction not in the ordinary course of business or (iv) declared or paid any dividends on its capital stock;
     (xxv) The Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Regulation D of the Act, other than shares issued pursuant to employee benefit plans, stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants;
     (xxvi) The Company and its subsidiaries are insured against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business;
     (xxvii) Except as described in the Pricing Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering;
     (xxviii) The Company and its subsidiaries are in compliance with, and conduct their businesses in conformity with, all applicable laws and regulations, except where the failure to so comply or conform would not reasonably be expected to have a Material Adverse Effect;
     (xxix) No transaction has occurred between or among the Company and any of its officers or directors, stockholders or any affiliate or affiliates of the foregoing that is required to be described in Registration Statement, the Pricing Prospectus and the Prospectus and is not so described. Except as described in the Pricing Prospectus and such as has been repaid in full, the Company has not, directly or indirectly, including through any subsidiary, extended or maintained credit, or arranged for the extension of credit, or renewed any extension of credit, in the form of a personal loan to or for any of its directors or executive officers;
     (xxx) Except as described in the Pricing Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, except as have been validly waived and except for the Selling Stockholder Firm Shares to be sold by the Selling Stockholders. The holders of outstanding shares of the Company’s capital stock are not entitled to preemptive or other rights to subscribe for the Stock;
     (xxxi) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment;
     (xxxii) The statistical, industry-related and market-related data included in the Registration Statement, the Pricing Prospectus and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate in all material respects;
     (xxxiii) The Company and its subsidiaries make and keep books and records, which, in reasonable detail, accurately and fairly reflect in all material respects the transactions and dispositions of the Company’s and its subsidiaries’ assets;
     (xxxiv) The Company’s Board of Directors has validly appointed an audit committee whose composition satisfies the requirements of Rule 4350(d)(2) of NASDAQ (as defined below) (taking into account the phase-in rules under Rule 4350(a) of NASDAQ) and the Board of Directors and/or the audit committee has adopted a charter that satisfies the requirements of Rule 4350(d)(2); and
     (xxxxv) None of the Company’s subsidiaries are “significant subsidiaries” within the meaning of Section 1.02(w) of Regulation S-X under the rules and regulations of the Commission.
     (b) Each of the Selling Stockholders, severally and not jointly, represents and warrants to, and agrees with, each of the Underwriters, the Independent Underwriter and the Company that:
     (i) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and the Power of Attorney and the Custody Agreement hereinafter referred to, and for the sale and delivery of the Selling Stockholder Firm Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power-of-

Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;
     (ii) The sale of the Selling Stockholder Firm Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of (a) the Certificate of Incorporation or By-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the Partnership Agreement of such Selling Stockholder if such Selling Stockholder is a partnership, the Certificate of Formation or Operating Agreement of such Selling Stockholder if such Selling Stockholder is a limited liability company or (b) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder, except in the case of (b) as would not affect the ability of such Selling Stockholder to consummate the transactions contemplated by this Agreement;
     (iii) Such Selling Stockholder has, and immediately prior to the First Time of Delivery (as defined in Section 5 hereof) such Selling Stockholder will have, good and valid title to the Selling Stockholder Firm Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Selling Stockholder Firm Shares and payment therefor pursuant hereto, good and valid title to such Selling Stockholder Firm Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;
     (iv) On or prior to the date hereof, such Selling Stockholder has executed and delivered to Goldman, Sachs & Co. a lock-up agreement substantially in the form set forth in Annex I hereto.
     (v) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
     (vi) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus listed on Schedule III(a) hereto or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, are made in reliance upon and in conformity with written information furnished to the Company by such

Selling Stockholder expressly for use therein, such Preliminary Prospectus, Pricing Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, any further Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, when they become effective or are filed with the Commission, as the case may be, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;
     (vii) In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);
     (viii) Certificates in negotiable form representing all of the Selling Stockholder Firm Shares to be sold by such Selling Stockholder hereunder have been placed in custody under a Custody Agreement, in the form heretofore furnished to you (the “Custody Agreement”), duly executed and delivered by such Selling Stockholder to American Stock Transfer and Trust Company, as custodian (the “Custodian”), and such Selling Stockholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the “Power of Attorney”), appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Stockholder’s attorneys-in-fact (the “Attorneys-in-Fact”) with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in Section 2(a) hereof, to authorize the delivery of the Selling Stockholder Firm Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement; and
     (ix) The Selling Stockholder Firm Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Selling Stockholder Firm Shares hereunder, certificates representing the Selling Stockholder Firm Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and of the Custody Agreements; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.
     2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell the Company Firm Shares and each of the Selling Stockholders agree, severally and not jointly, to sell the number of shares of the Selling Stockholder Firm Shares set forth opposite the names of such Selling Stockholders in Schedule II hereto, to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders, at a purchase price per share of $[        ], the number of Firm Shares (to be adjusted by you as to eliminate fractional shares) determined by multiplying the aggregate number of the Firm Shares to be sold by the Company and each of the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company and the Selling Stockholders hereunder, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.
     The Company hereby grants to the Underwriters the right to purchase at their election up to [        ] Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares, provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 5 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.
     3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.
     4. (a) The Company hereby confirms its engagement of the services of the Independent Underwriter as, and the Independent Underwriter hereby confirms its agreement with the Company to render services as, a “qualified independent underwriter” within the meaning of Rule 2720(b)(15) with respect to the offering and sale of the Shares.
     (b) The Independent Underwriter hereby represents and warrants to, and agrees with, the Company, the Selling Stockholders and the Underwriters that with respect to the offering and sale of the Shares as described in the Prospectus:
     (i) The Independent Underwriter constitutes a “qualified independent underwriter” within the meaning of Rule 2720(b)(15);
     (ii) The Independent Underwriter has participated in the preparation of the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, any amendment or supplement thereto, and any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, and has exercised the usual standards of “due diligence” in respect thereto;
     (iii) The Independent Underwriter has undertaken the legal responsibilities and liabilities of an underwriter under the Act specifically including those inherent in Section 12 thereof;
     (iv) Based upon (A) a review of the Company, including an examination of the information regarding the earnings, assets, capital structure and growth rate of the Company and other pertinent financial and statistical data contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, any amendment or supplement thereto, and any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, (B) inquiries of and conferences with the management of the Company and its counsel and independent registered public accountants regarding the business and operations of the Company, (C) consideration of the prospects for the industry in which the Company competes, estimates of the business potential of the Company, assessments of its management, the general condition of the securities markets, market prices of the capital stock and debt securities of, and financial and operating data concerning, companies believed by the Independent Underwriter to be comparable to the Company and the demand for securities of comparable companies similar to the securities, and (D) such other studies, analyses and investigations as the Independent Underwriter has deemed appropriate, and assuming that the offering and sale of the securities is made as contemplated herein and in the Registration Statement, any Preliminary Prospectus, Pricing Prospectus and Prospectus, any amendment or supplement thereto, and any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, the Independent Underwriter recommends, as of the date of the execution and delivery of this Agreement, the initial public offering price for each share be not more than $[        ]; and
     (v) Subject to the provisions of Section 9 hereof, the Independent Underwriter will furnish to the Underwriters at each Time of Delivery a letter, dated each Time of Delivery, in form and substance satisfactory to the Underwriters, to the effect of clauses (i) through (iv) above.
     (c) The Independent Underwriter hereby agrees with the Company, the Selling Stockholders and the Underwriters that, as part of its services hereunder, in the event of any amendment or supplement to the Prospectus or the filing of any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, the Independent Underwriter will render services as a “qualified independent underwriter” within the meaning of Rule 2720(b)(15) with respect to the offering and sale of the Shares as described in the Prospectus, as so amended or supplemented, or the filing of any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, that are substantially the same as those services being rendered with respect to the offering and sale of the Shares as described in the Prospectus (including those described in subsection (b) above).
     (d) The Company, the Selling Stockholders, the Underwriters and the Independent Underwriter agree to comply in all material respects with all of the requirements of Rule 2720 applicable to them in connection with the offering and sale of the Shares. The Company and the Selling Stockholders agree to cooperate with the Underwriters and the Independent Underwriter to enable the Underwriters to comply with Rule 2720 and the Independent Underwriter to perform the services contemplated by this Agreement.

     (e) The Company agrees promptly to reimburse the Independent Underwriter for the reasonable and documented out-of-pocket fees and disbursements of counsel for the Independent Underwriter incurred solely in connection with any required filing or review by the NASD of the Independent Underwriter’s services to be rendered hereunder in its capacity as QIU.
     5. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours’ prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Company and the Selling Stockholders to Goldman, Sachs & Co., through the facilities of the Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company and the Custodian to Goldman, Sachs & Co. at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on [        ], 2007 or such other time and date as Goldman, Sachs & Co., the Company and the Selling Stockholders may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters’ election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery”, such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.
     (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 9 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 9(l) hereof, will be delivered at the offices of Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California, 94304 (the “Closing Location”), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at [        ] p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.
     6. The Company agrees with each of the Underwriters and with the Independent Underwriter:
     (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by you or the Independent Underwriter promptly after reasonable notice thereof; to advise you and the Independent Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you and the Independent Underwriter with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise you and the Independent Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;
     (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in any such jurisdiction in which it was not otherwise subject to taxation;
     (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters and the Independent Underwriter with written and electronic copies of the Prospectus in New York City in such quantities as you and the Independent Underwriter may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Registration Statement or the Prospectus in order to comply with the Act, to notify you and the Independent Underwriter (and, during the period in which the delivery of the Prospectus is required in connection with any offering or sale of the Shares by the Underwriters in the underwritten public offering, the Independent Underwriter) and upon your request (or, during such period, the Independent Underwriter) to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;
     (d) To make generally available to its securityholders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);
     (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the “Lock-Up Period”), not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose, except as provided hereunder, of any securities of the Company that are substantially similar to the Shares, including but not limited to any options or warrants to purchase shares of Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than (i) pursuant to employee equity incentive plans existing on the date of this Agreement and described in the Prospectus, (ii) upon the exercise of an option or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement, (iii) in connection with mergers or acquisitions of securities, businesses, property or other assets, joint ventures, strategic alliances and similar transactions in an aggregate amount not to exceed ten percent (10%) of the number of shares of Stock issued and outstanding immediately following the completion of the issuance of the Shares, provided, however, that any recipient of the securities so issued or sold by the Company that are substantially similar to the Shares enters into an agreement with the Underwriters in the form contemplated by Section 9(j), or (iv) the Shares to be sold by the Company hereunder), without your prior written consent; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless Goldman, Sachs & Co. waives, in writing, such extension; the Company will provide Goldman, Sachs & Co. and each stockholder subject to the Lock-Up Period pursuant to Section 1(b)(iv) or pursuant to the lockup letters referenced in Section 9(j) with prior notice of any such announcement that gives rise to an extension of the Lock-up Period;
     (f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;
     (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); provided that the Company shall not be required to provide documents that are available through the Commission’s

Electronic Data Gathering, Analysis and Retrieval System or the provision of which would require public disclosure by the Company under Regulation FD.
     (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds”;
     (i) To use its best efforts to list the Shares on the Nasdaq Stock Market Inc.’s Global Market (“NASDAQ”);
     (j) To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;
     (k) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and
     (l) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.
     7. (a) The Company and each Selling Stockholder represent and agree that, without the prior consent of Goldman, Sachs & Co., they have not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter and the Independent Underwriter represents and agrees that, without the prior consents of the Company and Goldman, Sachs & Co., they have not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and Goldman, Sachs & Co. is listed on Schedule III(a) hereto;
     (b) The Company and each of the Selling Stockholders have complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company and each of the Selling Stockholders represent that they have satisfied and agree that they will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show;

     (c) The Company and each of the Selling Stockholders agree that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company and each of the Selling Stockholders will give prompt notice thereof to Goldman, Sachs & Co. and, if requested by Goldman, Sachs & Co., will prepare and furnish without charge to each Underwriter and the Independent Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company and the Selling Stockholders by an Underwriter or the Independent Underwriter through Goldman, Sachs & Co. expressly for use therein.
     8. The Company and each of the Selling Stockholders covenant and agree with one another and with the several Underwriters and the Independent Underwriter that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters, the Independent Underwriter and dealers (including the preparation, printing and distribution of versions of the Preliminary Prospectus and Prospectus for distribution in Canada, in the form of a Canadian “wrapper”); (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any required Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 6(b) hereof, including the documented fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Shares on NASDAQ; (v) the filing fees incident to, and the documented fees and disbursements of counsel for the Underwriters in connection with, any required review by the NASD of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; (viii) the reasonable and documented fees and disbursements of one counsel for the Selling Stockholders; (ix) any fees and expenses of the Attorneys-in-Fact and the Custodian; (x) those certain out-of-pocket fees and disbursements of counsel for the Independent Underwriter described in Section 4(e) hereof; and (xi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 8; and (b) such Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder’s obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for such Selling Stockholder other than as contemplated by Section 8(a)(viii), and (ii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder. It is understood, however, that except as provided in this Section, and Sections 11 and 14 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make and that the Company and the Underwriters will each bear their respective proportional share of the costs associated with any aircraft used in connection with the “road show” undertaken in connection with the marketing of the offering of the Shares.
     9. The respective obligations of the Underwriters and the Independent Underwriter hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein and, with respect only to the First Time of Delivery, of the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and, with respect only to the First Time of Delivery, the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed, the condition (in the case of the Underwriters) that the Independent Underwriter shall have furnished to the Underwriters the letter referred to in clause (v) of Section 4(b) hereof and the following additional conditions:
     (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;
     (b) Simpson Thacher & Bartlett LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, with respect to the matters covered in paragraphs (i), (ii), (v), (viii) and the next-to-last paragraph of subsection (c) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;
     (c) Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:
     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus;
     (ii) The Company’s amended and restated certificate of incorporation in the form filed as an exhibit to the Initial Registration Statement has been filed with the State of Delaware and immediately after such filing, and as of the date hereof, the Company had an authorized capitalization as set forth in the Prospectus. The outstanding shares of capital stock of the Company (including the Shares delivered at such Time of Delivery) have been duly authorized and validly issued, and are fully paid and non-assessable; and the Shares conform in all material respects to the description of the Stock in the Prospectus;
     (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of the States of Arizona, California, Florida, Georgia, Illinois, New York, Texas and Virginia (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);
     (iv) To such counsel’s knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject that are required to be described in the Prospectus and are not described therein as required in all material respects and, to such counsel’s knowledge, no such proceedings are overtly threatened by governmental authorities or by others;
     (v) This Agreement has been duly authorized, executed and delivered by the Company;
     (vi) The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations under this Agreement, and the issuance and sale of the Shares do not violate or, with respect to (C) of this subsection, constitute a default under, any (A) provision of the Certificate of Incorporation or Bylaws of the Company; (B) provision of any applicable federal or state law, rule or regulation known to such counsel to be customarily applicable to transactions of the nature contemplated by this Agreement; (C) contract or agreement filed as an exhibit to the Registration Statement pursuant to Item 601(b)(10) of Regulation S-K; or (D) to such counsel’s knowledge, any judgment, order or decree to which the Company is a party;
     (vii) No consent, approval, authorization of, or designation, declaration or filing with, any governmental authority on the part of the Company is required for the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, except such as have been obtained or made under the Act and the Exchange Act (and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or under any securities laws of jurisdictions outside the United States in connection with the purchase and distribution of the Shares by the Underwriters, as to which such counsel need not offer any opinion);
     (viii) The statements set forth in the Prospectus under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Stock, and under the caption “Underwriting”, insofar as they purport to describe the provisions of the federal laws of the United States and documents referred to therein, fairly and accurately summarize the matters referred to therein in all material respects;
     (ix) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company”, as such term is defined in the Investment Company Act; and
     (x) To such counsel’s knowledge, there are no contracts or documents of a character required to be filed as exhibits to the Registration Statement which are not filed as required.
     In addition, such counsel shall state that it has participated in conferences with certain officers and other representatives of the Company, the Representatives, counsel for the Underwriters and the independent registered public accountants of the Company, at which conferences the contents of the Registration Statement, the Pricing Prospectus and Prospectus and related matters were reviewed and discussed. Such counsel shall state that, although it does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Prospectus or Prospectus except as otherwise stated in paragraph (viii) above, no facts have come to its attention that have caused it to believe that, (i) any part of the Registration Statement taken together with all amendments thereto made on or before the Applicable Time (other than the financial statements and related schedules and the financial data derived from such financial statements or schedules, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (ii) the Pricing Prospectus, as of the Applicable Time, (other than the financial statements and related schedules and the financial data derived from such financial statements or schedules, as to which we express no belief) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) as of its issue date and as of such Time of Delivery, the Prospectus, or any amendment or supplement thereto (other than the financial statements and related schedules and the financial data derived from such financial statements or schedules, as to which such counsel need express no belief) contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, such counsel shall confirm that each of the Registration Statement, at the time it was declared effective by the Commission under the Securities Act, and the Prospectus, at the time it was transmitted for filing with the

Commission pursuant to Rule 424(b) under the Act, (other than the financial statements and related schedules and the financial data derived from such financial statements or schedules, as to which it need express no belief) complied as to form in all material respects with the requirements of the Act and the rules and regulations thereunder.
     In rendering such opinion, such counsel may state that its opinion is limited to the federal laws of the United States, the Delaware General Corporation Law and the laws of the State of California.
     (d) Greenberg Traurig, LLP and [                    ], the respective counsel for each of the Selling Stockholders, as indicated in Schedule II hereto, shall have furnished to you their written opinion with respect to each of the Selling Stockholders for whom they are acting as counsel (a draft of each such opinion is attached as Annex III hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:
     (i) A Power of Attorney and a Custody Agreement have been duly executed and delivered by such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditor’s rights, and subject to general equity principles and to limitations on the availability of equitable relief, including specific performance;
     (ii) This Agreement has been duly executed and delivered by or on behalf of such Selling Stockholder; and the sale of the Selling Stockholder Firm Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power-of-Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of such Selling Stockholder if such Selling Stockholder is a corporation, the Partnership Agreement of such Selling Stockholder if such Selling Stockholder is a partnership, the Certificate of Formation or Operating Agreement of such Selling Stockholder if such Selling Stockholder is a limited liability company, or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;
     (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the Selling Stockholder Firm Shares to be sold by such Selling Stockholder hereunder, except which have been duly obtained and are in full force and effect, such as have been obtained under the Act and the Exchange Act (and such as may be required under state securities or Blue Sky laws or under any securities laws of jurisdictions outside the United States in connection with the purchase and distribution of such Selling Stockholder Firm Shares by the Underwriters, as to which such counsel need not offer any opinion);
     (iv) Upon (a) payment by the Underwriters for the Selling Stockholder Firm Shares being sold to the Underwriters in accordance with this Agreement, and (b) delivery by the Selling Stockholders of security certificates representing such Selling Stockholder Firm Shares to the Underwriters, duly endorsed to the such Underwriters or in blank, such Underwriters will acquire such Selling Stockholder Firm Shares free of any adverse claim (as defined in Section 8-102 of the New York Uniform Commercial Code); in giving this opinion, counsel for the Selling Stockholder may assume that no Underwriter will have notice of any “adverse claim” (as defined in Section 8-102 of the New York Uniform Commercial Code) with respect to the Selling Stockholder Firm Shares; and
     (v) In rendering the opinion in paragraph (iv), such counsel may rely upon a certificate of such Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on, the Selling Stockholder Firm Shares sold by such Selling Stockholder, provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate.
     (e) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex IV hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex IV(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex IV(b) hereto);
     (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;
     (g) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred stock, if any, by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred stock, if any;
     (h) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on NASDAQ; (ii) a suspension or material limitation in trading in the Company’s securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by Federal or New York State or California State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;
     (i) The Shares to be sold at such Time of Delivery shall have been duly listed on NASDAQ;
     (j) The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from those stockholders listed on Schedule IV, substantially to the effect set forth in Section 6(e) hereof in form and substance satisfactory to you;
     (k) The Company shall have complied with the provisions of Section 6(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and
     (l) The Company and the Selling Stockholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and the Selling Stockholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section.
     10. The Independent Underwriter hereby consents to the references to it as set forth under the captions “Risk Factors” and “Underwriting” in the Prospectus and in any amendment or supplement thereto made in accordance with Section 6(a) hereof.
     11. (a) The Company will indemnify and hold harmless each Underwriter and the Independent Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or the Independent Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any

“issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter or the Independent Underwriter, as the case may be, for any legal or other expenses reasonably incurred by such Underwriter or the Independent Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. or the Independent Underwriter expressly for use therein or constitutes a reference to the Independent Underwriter consented to by it pursuant to Section 10 hereof
     (b) The Company also agrees to indemnify and hold harmless the Independent Underwriter, in its capacity as QIU, and each person, if any, who controls the Independent Underwriter within the meaning of either Section 15 of the Act, or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of the Independent Underwriter’s participation as a QIU within the meaning of Rule 2720 of the NASD’s Conduct Rules in connection with the offering of the Company’s Stock, except for any losses, claims, damages, liabilities, and judgments resulting from the Independent Underwriter’s, or such controlling person’s, gross negligence or willful misconduct.
     (c) Each of the Selling Stockholders, severally and not jointly, will indemnify and hold harmless each Underwriter and the Independent Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or Independent Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or any

amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein; and will reimburse each Underwriter or the Independent Underwriter, as the case may be, for any legal or other expenses reasonably incurred by such Underwriter or the Independent Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. or the Independent Underwriter expressly for use therein or constitutes a reference to the Independent Underwriter consented to by it pursuant to Section 10 hereof; provided, further, that the liability of such Selling Stockholder pursuant to this subsection (c) shall not exceed the product of the number of Shares sold by such Selling Stockholder and the initial public offering price of the Shares as set forth in the Prospectus;
     (d) Each Underwriter will indemnify and hold harmless the Company, each Selling Stockholder and the Independent Underwriter, as the case may be, against any losses, claims, damages or liabilities to which the Company, such Selling Stockholder and the Independent Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company, each Selling Stockholder and the Independent Underwriter, as the case may be, for any legal or other expenses reasonably incurred by the Company, each Selling Stockholder and the Independent

Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred.
     (e) The Independent Underwriter will indemnify and hold harmless the Company, each Selling Stockholder and each Underwriter against any losses, claims, damages or liabilities to which the Company, each Selling Stockholder or such Underwriter, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Independent Underwriter expressly for use therein or constitutes a reference to the Independent Underwriter consented to by it pursuant to Section 10 hereof; and will reimburse the Company, each Selling Stockholder or each Underwriter, as the case may be, for any legal or other expenses reasonably incurred by the Company, each Selling Stockholder or each Underwriter, as the case may be, in connection with investigating or defending any such action or claim as such expenses are incurred.
     (f) Promptly after receipt by an indemnified party under subsection (a), (b), (c), (d) or (e) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to Section 11(b) hereof in respect of such action or proceeding, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate counsel (in addition to any local counsel) for the Independent Underwriter as QIU and all persons, if any, who control the Independent Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
     (g) If the indemnification provided for in this Section 11 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b), (c), (d) or (e) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters and the Independent Underwriter on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (f) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters and the Independent Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters and the Independent Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or either the Underwriters or the Independent Underwriter on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders, the Underwriters and the Independent Underwriter agree that it would not be just and equitable if contribution pursuant to this subsection (g) were determined by pro rata allocation (even if the Underwriters and the Independent Underwriter were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (g). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (g) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (g), no Underwriter nor the Independent Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public, and the Independent Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by the Underwriters and distributed to the public were offered to the public, exceeds the amount of any damages which such Underwriter or the Independent Underwriter, as the case may be, have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this subsection (g), the liability of such Selling Stockholder shall not exceed the product of the number of Shares sold by such Selling Stockholder and the initial public offering price of the Shares as set forth in the Prospectus. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (g) to contribute are several in proportion to their respective underwriting obligations and not joint.
     (h) The obligations of the Company and the Selling Stockholders under this Section 11 shall be in addition to any liability which the Company and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the Independent Underwriter within the meaning of the Act and each broker-dealer affiliate of any Underwriter or the Independent Underwriter; and the obligations of the Underwriters under this Section 11 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Stockholder or the Independent Underwriter within the meaning of the Act; and the obligations of the Independent Underwriter under this Section 11 shall be in addition to any liability which the Independent Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Stockholder or any Underwriters within the meaning of the Act.
     12. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and, with respect only to the First Time of Delivery, the Selling Stockholders, shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and, with respect only to the First Time of Delivery, the Selling Stockholders, that you have so arranged for the purchase of such Shares, or the Company and, with respect only to the First Time of Delivery, the Selling Stockholders, notify you that they have so arranged for the purchase of such Shares, you or the Company and, with respect only to the First Time of Delivery, the Selling Stockholders, shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.
     (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and, with respect only to the First Time of Delivery, the Selling Stockholders, shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
     (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you, the Company and the

Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company and, with respect only to the First Time of Delivery, the Selling Stockholders, shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company, the Selling Stockholders and the Underwriters as provided in Section 8 hereof and the indemnity and contribution agreements in Section 11 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
     13. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders, the several Underwriters and the Independent Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, the Independent Underwriters or any controlling person of any Underwriter, the Independent Underwriter or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.
     Anything herein to the contrary notwithstanding, the indemnity agreement of the Company in subsection (a) of Section 11 hereof, the representations and warranties in subsections (ii), (iii) and (iv) of Section 1(a) hereof and any representation or warranty as to the accuracy of the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus or the Prospectus contained in any certificate furnished by the Company pursuant to Section 9 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter or the Independent Underwriter who is a director, officer or controlling person of the Company when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
     14. If this Agreement shall be terminated pursuant to Section 12 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter or the Independent Underwriter except as provided in Sections 4(e), 8 and 10 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company or any Selling Stockholder as provided herein, the Company or such Selling Stockholder, as the case may be, will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter or the Independent Underwriter in respect of the Shares not so delivered except as provided in Sections 4(e), 8 and 10 hereof.
     15. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as representatives; and in all dealings with any Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.
     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of Goldman, Sachs & Co., One New York Plaza, 42nd Floor, New York, New York 10004, Attention: Registration Department, if to the Independent Underwriter shall be delivered or sent by mail, telex or facsimile transmission to the name and address of Independent Underwriter; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary, if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Stockholder at its address set forth in Schedule II hereto; provided, however, that any notice to an Underwriter pursuant to Section 11(f) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by you upon request; provided, however, that notices under Section 1(b)(v) or Section 6(e) or under the agreements contemplated by subsection 9(j) shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representative at Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Control Room, if to

the Independent Underwriter shall be delivered or sent by mail, letter or facsimile transmission to the name and address of Independent Underwriter, and if to counterparties of the Representative to the agreements contemplated by subsection 9(j) shall be delivered by mail, telex or facsimile transmission to such person as set forth in Schedule IV hereto. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
     16. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Independent Underwriter, the Company and the Selling Stockholder and, to the extent provided in Sections 11 and 13 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder, the Independent Underwriter or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.
     17. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.
     18. The Company and each of the Selling Stockholders acknowledge and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter and the Independent Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or any Selling Stockholder, (iii) neither the Underwriters or the Independent Underwriter have assumed an advisory or fiduciary responsibility in favor of the Company or any Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Selling Stockholder on other matters) or any other obligation to the Company or any Selling Stockholder except the obligations expressly set forth in this Agreement and (iv) the Company and each Selling Stockholder have consulted their respective legal and financial advisors to the extent it deemed appropriate. The Company and each Selling Stockholder agree that they will not claim that the Underwriters, the Independent Underwriter, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.
     19. This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Company, the Selling Stockholders, the Underwriters, the Independent Underwriter, or any of them, with respect to the subject matter hereof.

     20. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     21. The Company, each of the Selling Stockholders, each of the Underwriters and the Independent Underwriter hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
     22. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
     23. Notwithstanding anything herein to the contrary, the Company and the Selling Stockholders are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Stockholders relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

     If the foregoing is in accordance with your understanding, please sign and return to us one counterpart for the Company and the Representatives plus one for the Custodian and each counsel, or nine (9) counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters and the Independent Underwriter, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Independent Underwriter, the Company and the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.
     Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

Very truly yours, Limelight Networks, Inc.
By:
Name:
Title:

SELLING STOCKHOLDERS
By:
Name:
As Attorney-in-Fact acting on behalf of each of the Selling Stockholders Named in Schedule II hereto

Accepted as of the date hereof:
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Jefferies & Company, Inc.
Piper Jaffray & Co.
Friedman, Billings, Ramsey & Co., Inc.

By:
(Goldman, Sachs & Co.)

On behalf of each of the Underwriters

Morgan Stanley & Co. Incorporated
By:
(Morgan Stanley & Co. Incorporated)

As Independent Underwriter

SCHEDULE I

Number of
Optional
	Total Number	Shares to be
	of Firm	Purchased if
	Shares	Maximum
	to be	Option
Underwriter	Purchased	Exercised

Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

Jefferies & Company, Inc.

Piper Jaffray & Co.

Friedman, Billings, Ramsey & Co., Inc.

Total

SCHEDULE II

Selling
Stockholder Firm
Shares
to be Sold

The Company

The Selling Stockholder(s):

Total

SCHEDULE III
(a) Issuer Free Writing Prospectuses: Electronic Road Show
(www.retailroadshow.com, www.netroadshow.com)

SCHEDULE IV
Contact information for lock-up signatories:

ANNEX I
Form of Lock-Up Agreement
pursuant to Section 1(b)(iv) of the Underwriting Agreement

ANNEX II
Draft opinion of Wilson Sonsini Goodrich & Rosati, P.C., to the Underwriters
pursuant to Section 9(c) of the Underwriting Agreement

ANNEX III
Draft opinion of Greenberg Traurig, LLP, to the Underwriters pursuant to
Section 9(d) of the Underwriting Agreement

ANNEX IV
Pursuant to Section 9(e) of the Underwriting Agreement, Ernst & Young LLP shall furnish letters to the Underwriters to the effect that: